Exhibit 10.46

[GRAPHIC]

P.O. Box 5110
Denver, Colorado 80217
5500 South Quebec Street
Greenwood Village, Colorado 80111
Phone: (303) 740-4000
Fax: (303) 740-4002

September 9, 2004

Mr. Rodney Ivers, VP and CFO

FGDI, L.L.C.

2829 Westown Parkway, Suite 200

West Des Moines, Iowa 50266

Re:	Master Loan Agreement No. RICF103 (“MLA”); Statused Credit Supplement No. RICF103S01; Statused Revolving Credit Supplement No. RICF103S04; and Statused Revolving Term Loan Supplement No. RICF103T01 (collectively, the “Loan Agreements”)

Dear Mr. Ivers:

The purpose of this letter is to document the agreement between FGDI, L.L.C. and CoBank that effective immediately, CoBank’s Commitment levels under the Loan Agreements will be reduced as follows: (a) the RICF103S01 Commitment will be reduced to $65,000,000 from $80,000,000; (b) the RICF103S04 Commitment will be reduced to $24,375,000 from $30,000,000; and (c) the RICF103T01 Commitment will be reduced to $8,125,000 from $10,000,000 (subject, still, to the Borrowing Base maximum).

Please signify FGDI’s agreement to the above reductions by signing and returning one original of this letter to me.

Sincerely,

/s/ Michael Tousignant
Michael Tousignant
Vice President

FGDI, L.L.C.

By:	/s/ Rodney L. Ivers
Rodney Ivers
Title:	CFO

FGDI, L.L.C.

By:	/s/ Steve Speck
Steve Speck
Title:	President

cc:	Richard A. Malm